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                                STI CLASSIC FUNDS

                    SUPPLEMENT DATED JANUARY 5, 2007, TO THE
                             MID-CAP EQUITY FUND AND
                            QUALITY GROWTH STOCK FUND
                        PROSPECTUSES (A, C AND I SHARES)
                              DATED AUGUST 1, 2006


Effective immediately, Charles B. Arrington replaces Chad Deakins as co-manager of the Mid-Cap Equity Fund and Joseph Ransom replaces Parker Thomas as Portfolio Manager of the Quality Growth Stock Fund. The "Portfolio Managers" section in each Prospectus is revised as follows:

Mr. Arrington, CFA, joined Trusco in 1997, as a Vice President and has been a Director since January 2006. He has co-managed the Mid-Cap Equity Fund since January, 2007. He has more than 23 years of investment experience.

Mr. Ransom, CFA, joined Trusco in 1997, as a Vice President and has served as Managing Director of Trusco since June 2000. He has managed the Quality Growth Stock Fund since January, 2007. He has more than 34 years of investment experience.






               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



SP-MCEQG-0107